EXHIBIT 99.1

                              CARNIVAL CORPORATION
                                  SUMMARY DATA

                                                          THREE MONTHS ENDED                       TWELVE MONTHS ENDED
                                                               NOV.  30,                                NOV. 30,
                                                          ------------------                       -------------------
                                                       2000                  1999                2000                1999
                                                       ----                  ----                ----                ----
                                               (in thousands, except earnings per share)  (in thousands, except earnings per share)

STATEMENTS OF OPERATIONS
------------------------------------------
Revenues                                            $   850,326          $   791,242          $ 3,778,542        $ 3,497,470
                                                    -----------          -----------          -----------        -----------
Costs and Expenses:
    Operating Expenses                                  481,057              441,694            2,058,342          1,862,636
    Selling and Administrative                          126,368              121,032              487,403            447,235
    Depreciation and Amortization                        76,527               63,759              287,667            243,658
                                                    -----------          -----------          -----------        -----------
        Total Costs and Expenses                        683,952              626,485            2,833,412          2,553,529
                                                    -----------          -----------          -----------        -----------
Operating Income Before Income From
    Affiliated Operations                               166,374              164,757              945,130            943,941

Income From Affiliated Operations, Net                   42,189(1)            72,081               37,828             75,758
                                                    -----------          -----------          -----------        -----------
Operating Income                                        208,563              236,838              982,958          1,019,699
Nonoperating Income (Expense):
     Interest Income                                      2,455               11,790               16,506             41,932
     Interest Expense, Net                              (16,174)              (8,775)             (41,372)           (46,956)
     Other (Expense) Income, Net                         (3,781)(2)(3)        11,371(3)             8,460             29,357
     Income Tax Benefit (Expense)                         2,732                2,839               (1,094)            (2,778)
     Minority Interest                                   (3,019)             (14,014)
                                                    -----------          -----------          -----------        -----------
         Total Nonoperating Income (Expense)            (14,768)              14,206              (17,500)             7,541
                                                    -----------          -----------          -----------        -----------
NET INCOME                                          $   193,795(4)       $   251,044          $   965,458        $ 1,027,240
                                                    ===========          ===========          ===========        ===========

EARNINGS PER SHARE:
    Basic                                           $      0.33(4)       $      0.41          $      1.61        $      1.68
                                                    ===========          ===========          ===========        ===========
    Diluted                                         $      0.33(4)       $      0.40          $      1.60        $      1.66
                                                    ===========          ===========          ===========        ===========

SELECTED STATISTICAL INFORMATION
    Weighted Average Shares Outstanding - Basic         584,474              614,321              599,665            612,484
    Weighted Average Shares Outstanding - Diluted       586,350              617,550              601,912            616,000
    Passengers Carried                                      674                  618                2,669              2,366
    Passenger Cruise Days                                 4,217                3,832               16,750             14,947
    Occupancy Percentage                                  103.4%               103.6%               105.4%             104.3%

SELECTED SEGMENT INFORMATION
Revenues:
    Cruise                                          $   831,857          $   770,077          $ 3,578,372        $ 3,286,701
    Tour                                                 22,643               25,418              259,662            271,828
    Intersegment Revenues                                (4,174)              (4,253)             (59,492)           (61,059)
                                                    -----------          -----------          -----------        -----------
                                                    $   850,326          $   791,242          $ 3,778,542        $ 3,497,470
                                                    ===========          ===========          ===========        ===========
Operating Expenses:
    Cruise                                          $   465,495          $   425,288          $ 1,910,371        $ 1,709,217
    Tour                                                 19,736               20,659              207,463            214,478
    Intersegment Expenses                                (4,174)              (4,253)             (59,492)           (61,059)
                                                    -----------          -----------          -----------        -----------
                                                    $   481,057          $   441,694          $ 2,058,342        $ 1,862,636
                                                    ===========          ===========          ===========        ===========
Operating Income (Loss):
    Cruise                                          $   187,208              174,149              961,806            947,452
    Tour                                                 (6,967)              (5,263)               7,664             10,403
    Affiliate Operations                                 42,189               72,081               37,828             75,758
    Corporate                                           (13,867)              (4,129)             (24,340)           (13,914)
                                                    -----------          -----------          -----------        -----------
                                                    $   208,563          $   236,838          $   982,958        $ 1,019,699
                                                    ===========          ===========          ===========        ===========

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(1)  INCLUDES NONRECURRING SPECIAL CHARGES TOTALING $15 MILLION CONSISTING OF A
     $42 MILLION CHARGE FOR THE COMPANY'S EQUITY INTEREST IN RESTRUCTURING AND OTHER NONRECURRING CHARGES RECORDED BY AIRTOURS PLC, PARTIALLY OFFSET BY A $27 MILLION DEFERRED INCOME TAX BENEFIT RESULTING FROM COSTA CROCIERE'S CHANGE IN TAX STATUS

     UPON REGISTRATION OF ITS SHIPS WITHIN THE ITALIAN INTERNATIONAL SHIP REGISTRY.

(2) INCLUDES NONRECURRING SPECIAL CHARGES TOTALING $9 MILLION CONSISTING OF A $21 MILLION LITIGATION-RELATED CHARGE, PARTIALLY OFFSET BY A $12 MILLION GAIN ON A FORWARD FOREIGN CURRENCY CONTRACT PURCHASED TO HEDGE THE ACQUISITION PRICE OF COSTA.

(3) OTHER INCOME INCLUDES APPROXIMATELY $7 MILLION IN 2000 AND $10 MILLION IN 1999 OF NET COMPENSATION RECEIVED FROM A SHIPYARD FOR DELAY PAYMENTS.

(4) INCLUDES NONRECURRING SPECIAL CHARGES TOTALING $24 MILLION, OR $.04 PER SHARE, AS DESCRIBED IN 1 AND 2 ABOVE.